UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2019

GW PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	001-35892 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom
(Address of Principal Executive Offices, including Zip Code)

Telephone: +44 1223 266 800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

2019 Annual General Meeting of Shareholders

On June 13, 2019, GW Pharmaceuticals Plc (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “AGM”). There were 366,408,972 ordinary shares of the Company represented in person or by proxy at the AGM, constituting approximately 99% of the outstanding ordinary shares on June 12, 2019. The matters voted upon at the AGM and the final results of such voting are set forth below. Proxy forms which gave the Chairman or other officer of the Company discretion have been included in the "For" total. In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A. as depositary and holders and beneficial owners of American Depositary Shares (“ADSs”) issued thereunder dated as of May 7, 2013, holders of ADSs who did not provide the depositary bank with voting instructions on or before the record date for ADS holders were deemed to have instructed the depositary bank to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM and the voting results below reflect that. A vote withheld is not a vote in law and, is not counted in the calculation of the votes for or against a resolution.

Proposal 1: Re-election of James Noble as a director.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
357,937,696	8,146,264	325,012	-

James Noble was duly re-elected at the AGM.

Proposal 2: Re-election of Thomas Lynch as a director.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
360,119,715	5,971,217	318,040	-

Thomas Lynch was duly re-elected at the AGM.

Proposal 3: The approval of the directors’ remuneration report.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
364,550,906	1,302,652	555,414	-

At the AGM, the Company’s shareholders approved the directors’ remuneration report.

Proposal 4 The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
364,215,813	1,544,764	648,395	-

At the AGM, the Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Proposal 5: The approval of directors’ remuneration policy.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
357,080,609	8,792,140	536,223	-

At the AGM, the Company’s shareholders approved the directors’ remuneration policy.

Proposal 6: The determination, on a non-binding, advisory basis, of the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	WITHHELD	BROKER NON-VOTES
364,678,407	297,905	1,032,940	399,720	-

At the AGM, shareholders voted, on a non-binding, advisory basis, to hold future shareholder advisory votes on the compensation of the Company’s named executive officers every year

Proposal 7: Ratification of the appointment of Deloitte and Touche LLP as the Company’s U.S. public accounting firm.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
364,782,152	937,476	689,344	-

At the AGM, shareholders ratified the appointment of Deloitte and Touche LLP as the Company’s U.S. public accounting firm for the fiscal year ending December 31, 2019.

Proposal 8: Re-appointment of Deloitte LLP as the Company’s U.K. statutory auditors.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
362,894,578	2,807,518	706,876	-

At the AGM, the Company’s shareholders has re-appointed Deloitte LLP as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders.

Proposal 9: Authorization for the Audit Committee to determine the auditors’ remuneration.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
362,279,562	3,036,762	1,092,648	-

At the AGM, the Company’s shareholders authorized the Audit Committee to determine remuneration of the Company’s auditors for the fiscal year ending December 31, 2019.

Proposal 10: Adoption of the 2018 U.K. Annual Report.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
363,830,670	2,153,082	425,220	-

At the AGM, the Company’s shareholders adopted the 2018 U.K. Annual Report and noted that the directors do not recommend the payment of any dividend for the 15-month period ended December 31, 2018.

Proposal 11: Authorization for the directors to allot shares pursuant to Section 551 of the Companies Act 2006 (the “2006 Act”).

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
360,939,026	3,508,534	1,961,412	-

At the AGM, the Company’s shareholders authorized the directors, generally and unconditionally for the purpose of Section 551 of the 2006 Act to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company up to a maximum aggregate nominal amount of £123,000, being approximately 33% of the Company’s issued ordinary share capital at April 15, 2019, to such persons at such times and upon such conditions as the directors may determine (subject to the Company’s articles of association). This authority shall expire on the earlier of June 13, 2020 and the conclusion of the annual general meeting of the Company to be held in 2020.

Proposal 12: Subject to the passing of Resolution 11, authorization for the Directors to allot equity securities, under Section 570 of the 2006 Act as if Section 561(1) of the 2006 Act did not apply to such allotment.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
287,227,445	77,050,987	2,130,540	-

At the AGM, the Company’s shareholders empowered the directors generally pursuant to Section 570(1) of the 2006 Act to allot equity securities (as defined in Section 560 of the 2006 Act) for cash pursuant to the general authority conferred on them by Resolution 11 as if Section 561(1) of the 2006 Act did not apply to that allotment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 13, 2019	GW PHARMACEUTICALS PLC

	By:	/s/ Douglas B. Snyder
Name: Douglas B. Snyder
Title: Chief Legal Officer